McMoRan Exploration Co.

nyse:MMR





4th Quarter/Year-end 2003 Conference Call

James R. Moffett
Co-Chairman of the Board

Richard C. Adkerson
Co-Chairman of the Board, President and CEO

January 22, 2004

www.mcmoran.com

Cautionary Statement



This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated production rates and revenues and potential alternative uses for our Main Pass facilities. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; and financing, regulatory and feasibility requirements for alternative uses. Such factors and others are more fully described in more detail in McMoRan's 2002 Annual Report on Form 10-K and McMoRan's recent registration statement on Form S-3 filed with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2002 and McMoRan's recent registration statement on Form S-3.

Year in Review

- **Continued Drilling Success in JB Mountain/Mound Point Exploration Area:**
  - 3 Wells on Production – Currently Flowing at ~ 100 Mmcfe/d
  - JB Mountain #3 Currently Drilling
  - Mount Point #2 to Spud in 1Q04
- **Advancing Efforts to Establish Offshore LNG Terminal in GOM**
  - Completed Preliminary Design
  - Preparing to File License Application with Coast Guard
- **Completed $130 Million Convertible Notes Offering**
  - $98 Million in Cash at 12/31/03 Excluding Escrowed Interest Associated with Notes
- **Established $200 Million Multi-year Exploration Agreement to Exploit Acreage Position Outside of JB Mountain/Mound Point Area**

Considerations of "Deep Shelf"

- **Drilling Technology**
  - Drilling Through Shallower Depleted Zones
  - Long Drill Strings/Multiple Casing
  - More Expensive Than Shallower Targets
  - Limited Availability of Capable Jackup Rigs
- **Geology**
  - Requires Technical Team Who Understands Structural Geology
  - Not Bright Spot Plays
- **Production**
  - Deep Gas May Contain H_2S and CO_2 Which May Require Additional Processing Facilities

McMoRan Qualifications to Explore Deep Shelf

Deep Wells Spud by Top 25 Players



Number of Wells >15,000'
0
25
50
75
100
125
150
Chevron Texaco
BP
Shell Oil
Anadarko Petroleum
ExxonMobil
Unocal
El Paso
Marathon Oil
Samedan Oil (Noble Energy)
McMoRan
Kerr McGee
Conoco Phillips
Newfield Exploration
Walter O&G
Placid Oil
Amerada Hess
Devon Energy
Forest Oil
Burlington Resources
Apache Corp
Dominion E&P
Hunt Oil
Murphy E&P
Ocean Energy
Stone Energy

Source: Lexco data (since 1950)

Regional Database of Blocks Reviewed



Acreage Position



HOUSTON
NEW ORLEANS
MOBILE
PENSACOLA
CHANDELEUR
BRETON SOUND
MAIN PASS
DESTIN DOME
VIOSCA KNOLL
HIGH ISLAND
EAST CAMERON
WEST CAMERON
SOUTH MARSH ISLAND
VERMILION
GALVESTON
BRAZOS
SOUTH PELTO
GRAND ISLE
WEST DELTA
SOUTH PASS
SHIP SHOAL
EUGENE ISLAND
SOUTH TIMBALIER
MISSISSIPPI CANYON
DE SOTO CANYON
MATAGORDA ISLAND
EWING BANK
MUSTANG ISLAND
EAST BREAKS
GARDEN BANKS
GREEN CANYON
ATWATER VALLEY
LLOYD
CORPUS CHRISTI
NORTH PADRE ISLAND
PORT ISABEL
SOUTH PADRE ISLAND
ALAMINOS CANYON
KEATHLEY CANYON
WALKER RIDGE
LUND
HENDERSON

Deep Shelf Concept Enhances MMR Acreage Value

"Natural Gas may be more abundant in the deep shelf area of the Gulf of Mexico than originally forecast."

MMS Press Release
November 19, 2003

- **MMS Now Estimates 55 Tcfe of Deep Shelf Potential**
- **MMS Revised Estimate Based on:**
  - Better Understanding of Deep Potential from Deep Discoveries Now Producing (Alex Prospect at Brazos A-19 & South Timbalier 204 Discoveries)
  - Recent Large Discoveries (McMoRan's JB Mountain & Mound Point)
  - New Seismic Data

New Exploration Joint Venture

- **New Partner Committed a Minimum of $200 Million in Exploration Funding Over a 3 to 5 Year Period**
  - Will Participate for 40% of McMoRan's Interest in Drilling Activities
- **Enables McMoRan to Proceed in Significantly Broader Drilling Outside the JB Mountain/Mound Point Area**
- **First Well, Dawson Deep, is Currently Drilling Below 22,750 Feet**
- **3 Additional Wells to Spud in First Quarter 2004**
  - Phoenix – Eugene Island 212/213
  - Deep Tern Miocene – Eugene Island 193
  - Lombardi Deep – Vermilion 208

Near-Term Exploration Prospects


SOUTH MARSH ISLAND 217
Hurricane Upthrown
LA STATE LEASE 340
Lighthouse Point
LA STATE LEASE 340
Mound Point Offset
Mound Point Horst
Mound Point West Fault Block
SOUTH MARSH ISLAND 223
JB Mountain
VERMILION 208
Lombardi Deep
EUGENE ISLAND 97/108
Thunderbolt Intermediate
EAST BREAKS 301
Conga
EUGENE ISLAND 212/213
Phoenix
GARDEN BANKS 625
Dawson Deep
SOUTH MARSH ISLAND 183
Blackhawk
EUGENE ISLAND 193
Deep Tern Miocene
HOUSTON
ORLEANS
CHANDELEUR
BRETON SOUND
MAIN PASS
DESTIN DOME
VIOSCA KNOLL
SOUTH MARSH ISLAND
WEST CAMERON
VERMILION
BRAZOS
MATAGORDA ISLAND
GARDEN BANKS
NORTH PADRE ISLAND
PORT ISABEL
SOUTH PADRE ISLAND
ALAMINOS CANYON
KEATHLEY CANYON
WALKER RIDGE
LUND
HENDERSON
SOUTH TIMBALIER
EWING BANK

McMoRan/El Paso Program Prospects

McMoRan Prospects

Near-Term Exploration Prospects

Prospect	Water Depth	WI*	NRI*	True Vertical Depth	Gross Unrisked Potential	Net Unrisked Potential
South Marsh Island 223						
JB Mountain	10'	55.0%	38.8%	22,000'	1.9 Tcfe	0.7 Tcfe
La. State Lease 340						
Mound Point - #2 Offset	6'	30.4%	21.6%	18,700'	0.4 Tcfe	0.1 Tcfe
Mound Point - Horst Block	10'	30.4%	22.7%	20,000'	1.3 Tcfe	0.3 Tcfe
Mound Point West Fault Block	10'	30.4%	22.0%	20,000'	1.1 Tcfe	0.2 Tcfe
			MMR/EP Program		*4.7 Tcfe*	*1.3 Tcfe*
			McMoRan Share			*0.6 Tcfe*
Eugene Island 212/213						
Phoenix	100'	40.0%	28.1%	22,000'	0.3 Tcfe	0.1 Tcfe
Vermilion 208						
Lombardi Deep	115'	45.0%	36.2%	19,000'	0.35 Tcfe	0.13 Tcfe
Eugene Island 193						
Deep Tern Miocene	90'	33.8%	26.7%	20,000'	0.15 Tcfe	0.04 Tcfe
Garden Banks 625						
Dawson Deep	2,900'	30.0%	24.0%	23,500'	0.4 Tcfe	0.1 Tcfe
Eugene Island 97/108						
Thunderbolt Intermediate	32'	24.0%	17.3%	18,500'	0.07 Tcfe	0.01 Tcfe
South Marsh Island 217						
Hurricane Upthrown	10'	50.0%	19.1%	18,000'	1.2 Tcfe	0.2 Tcfe
State Lease 340						
Lighthouse Point	8'	34.2%	24.3%	16,000'	0.1 Tcfe	0.02 Tcfe
East Breaks 301						
Conga	2,000'	40.0%	30.2%	16,500'	0.15 Tcfe	0.05 Tcfe
South Marsh Island 183						
Blackhawk	360'	42.0%	33.7%	17,000'	1.2 Tcfe	0.4 Tcfe
		Gross Unrisked Potential			*8.6 Tcfe*	
		Net Unrisked Potential				*1.7 Tcfe*

** Interests currently held may change as a result of partner elections or future drilling arrangements.*

MMR Exploration Potential


Gross Unrisked Potential
8.6 Tcfe
Net Unrisked Potential *
1.7 Tcfe
50% Success *
0.85 Tcfe
25% Success *
0.4 Tcfe
26 Bcfe**

* Includes McMoRan's Share of McMoRan/El Paso Program and 9 near-term prospects

** Ryder Scott Proved Reserves, Including Equity Interest in MP 299 Oil at 12/31/03

Reserve Data

	Bcfe
Ryder Scott Proved Reserves at 12/31/02	**17.5**
2003 Production	**(2.8)**
Estimated Reserves Assigned to Reversionary Interests for 3 Properties Sold in February 2002	**2.5**
Total Revisions	**(0.3)**
Ryder Scott Proved Reserves at 12/31/03*	**16.9**
Ryder Scott Proved Reserves, Including Equity Interest in MP 299 Oil	**26.2**

** No amounts are included from the potential reversionary interest from the JB Mountain and Mound Point discoveries or for other wells in progress at year-end 2003.*

Main Pass Energy Hub™



LNG Offloading, Vaporization, Gas Conditioning and Power Generation
LNG Surface Storage
Accommodations, Shop & Warehouse
Compression and Gas Storage Systems
Planned Gas Storage Caverns
Main Pass Energy Hub™
Design Concept

Project Background

- Located 17 Miles Offshore Southeast Louisiana in Water Depths of 210' Close to Major Deep Water Shipping Lanes
- Will Utilize Existing Platforms
- Will Receive and Process 7mtpa of LNG Using Existing, Proven Technologies
- Will Have 28bcf of Salt Cavern Storage for Revaporized LNG
- Designed to Offload a 145,000m^3 LNG Carrier in 12 Hours
- Will Have a Pipeline Header With Connections to Major U. S. Pipelines Serving the Eastern Half of the U. S.
- To be Permitted by the U. S. Coast Guard Under the Mandated One Year Process

Regulatory and Environmental Authorities

- **Offshore Based Terminals – Streamlined Process**
  - Deepwater Port Act of 1974. Created Concept of Deepwater Oil Port – Louisiana Offshore Oil Port (LOOP) Only Deepwater Port Licensed Pursuant to Act
  - In 2002, Act Amended to Create Deepwater Gas Ports
  - 356-day Deadline to Grant or Reject License Application. (2 Projects Approved Within Deadline)
  - U. S. Coast Guard and Maritime Administration (MARAD) Administer
  - FERC Has no Role Except Over Pipelines Crossing Onshore

Main Pass Energy Hub™ Platforms



- Platforms are Designed to Withstand a 200-year Storm
- Meteorological Records Indicate 95% Utilization in Non-hurricane Conditions

Facts and Figures

Terminal Capacity

Annual LNG Throughput Capacity	7mtpa / 350 bcf/year
LNG Surface Storage Capacity	2.7 bcf
Salt Cavern Storage Capacity	28 bcf

Terminal Deliverability

LNG Vaporizer (maximum)	1.0 bcf/d
Cavern Storage (maximum)	1.5 bcf/d
Peak Deliverability	2.5 bcf/d

McMoRan

Potential LNG Terminal Economics

Current Economics of LNG Imports

1 Bcf/day Scenario

Exploration & Production		Liquefaction Facilities		Shipping		LNG Receiving/ Regasification
$0.50 - $1.00/mcf	+	$0.80 - $1.00/mcf	+	$0.90 - $1.10/mcf	+	$0.30 - $0.40/mcf

Total: $2.50 - $3.50/mcf

NOTE: Includes cash costs plus capital recovery economics (20 years @ 10%)

Source: Industry Data

- First Movers Should Capture Premium Value for Capacity
  - Based on $5/mcf, There is $1.50-$2.50/mcf of Incremental Margin to Capture
- Potential Margins For 1 Bcfe/day Facility(1)

Assumed % of "Incremental" Margin(2)	Implied Terminal Margin(3)	Potential Annual Margins (in mms)	Potential Value at 6x Multiple (in mms)
12.5%	$0.25/ mcf	$88mm	$528
25%	$0.50/ mcf	$175mm	$1,050
50%	$1.00/ mcf	$350mm	$2,100

(1) Assumes 350 Bcfe per year
(2) McMoRan's share of revenues would depend upon ownership interests retained in the facility
(3) Using $2/mcf midpoint of total incremental margin

LNG Project Status Report

- **Existing Platform Infrastructure Converted to MPEH™ Configuration**
- **License Application to be Filed with U.S. Coast Guard in 1Q04**
  - **Streamlined Process Mandated by Recent Amendments to the Deep Water Act Was Validated with Recent Granting of Two Deep Water Port Licenses**
- **Preliminary Engineering Completed:**
  - **Marine**
  - **Process**
  - **Environmental/Regulatory**
- **Advancing Commercial Discussions for Supply and Off Take Contracts**

Investment Highlights

- **McMoRan is Uniquely Positioned to Benefit From Favorable Natural Gas Market Fundamentals**

- **Two Significant Natural Gas Growth Avenues**
  1) **High Potential "Deep Shelf" E&P Opportunities**
     - Substantial Value in Two Recent "Deep Shelf" Discoveries
     - High Potential Prospect Inventory
  2) **Potential For Major New LNG Import Terminal**
     - Main Pass Energy Hub™

- **Investment Offers Attractive Risk/Reward Profile**
  - Significant Value in Existing Assets With Substantial Upside Opportunities

Index Map of JB Mountain/ Mound Point Area


LIGHTHOUSE POINT
.5 TCFE
MOUND POINT
2.5 TCFE
TIGER SHOAL
3.3 TCFE
Mound Point
North
El Paso #1
Mound Pt. Offset
Producing
El Paso #2
Mound Pt. Offset #2
Near Term
A'
McMoRan #2
Mound Point
Discovery
Western Fault
Block
SL-340
B
Loc "C"
El Paso #218
JB Mtn. #1
Discovery
Producing
Horst Area
Mound Point
Deep
Hurricane
Loc "B"
El Paso #220
Hurricane
Non commercial
J.B. Mountain
El Paso #219
JB Mtn. #2
Producing
B'
A
El Paso #221
JB Mtn. #3
Drilling
OCS-0310

JB Mountain/Mound Point Cross Section



A
SW
JB Mountain
SMI Block 223
JBM #3 #221
JBM #2 #219
JBM #1 #218
Drilling
Mound Point
McMoRan #2
Discovery
El Paso Offset Producing
A'
NE
0
5000
10000
15000
20000
ROB-L
OPERC
GYRO

JB Mountain/Hurricane Cross Section



Hurricane
SMI Block 217
JB Mountain
SMI Block 223
B
NW
B'
SE
Loc C
Loc B
#220
JBM #1
#218
JBM #2
#219
JBM #3
#221
Drilling
0
5000
10000
15000
20000
ROB-L
OPERC
GYRO
Approx 5 Miles

Dawson Deep Exploration Prospect


579
580
581
582
A
DEVON
KERR-MCGEE
623
624
625
626
Dawson Deep
KERR-MCGEE
KERR-MCGEE
KERR-MCGEE
667
668
669
670
A'
Derango
Gunnison
KERR-MCGEE
KERR-MCGEE
KERR-MCGEE

Garden Banks 625

MMR Working Interest = 30%

MMR Net Revenue Interest = 24%

Water Depth = 2,900 Feet

Gross Acreage = 5,760

Gross Unrisked Potential: 0.4 Tcfe

Net Unrisked Potential: 0.1 Tcfe

Proposed Well Depth: 23,700' TMD

Deep Tern Miocene Exploration Prospect




185
186
194
193
207
208
MURPHY
WESTPORT
Prop Loc.
MOXY
PIONEER

Eugene Island 193

MMR Working Interest = 33.8%

MMR Net Revenue Interest = 26.7%

Water Depth = 90 Feet

Gross Acreage = 5,000

Gross Unrisked Potential: 0.15 Tcfe

Net Unrisked Potential: 0.04 Tcfe

Proposed Well Depth: 20,000' TVD

Phoenix Exploration Prospect




209
210
211
152
EL PASO
175
CONTANGO
POGO
UNOCAL
CHEVRON
ANADARKO
214
SPINNAKER
213
UNOCAL
MULTIPLE LEVELS
UNOCAL
176
231
232
233
199
CHEVRON
STONE

Eugene Island 212/213

MMR Working Interest = 40.0%

MMR Net Revenue Interest = 28.1%

Water Depth = 100 Feet

Gross Acreage = 5,000

Gross Unrisked Potential: 0.3 Tcfe

Net Unrisked Potential: 0.1 Tcfe

Total Well Depth: 22,000' TVD

Lombardi Deep Exploration Prospect


186
187
188
189
197
196
195
194
206
207
208
209
217
216
215
214

Vermilion 208

MMR Working Interest = 45.0%

MMR Net Revenue Interest = 36.2%

Water Depth = 115 Feet

Gross Acreage = 10,000 (2 blocks)

Gross Unrisked Potential: 0.35 Tcfe

Net Unrisked Potential: 0.13 Tcfe

Total Well Depth: 20,000' TVD

Thunderbolt Intermediate Exploration Prospect


87
86
85
ANADARKO
HELIS
HELIS
96
97
98
DEVON
109
108
107
DEVON
ANADARKO

Eugene Island 97/108

MMR Working Interest = 24.0%

MMR Net Revenue Interest = 17.3%

Water Depth = 32 Feet

Gross Acreage = 10,000 (2 blocks)

Gross Unrisked Potential: 0.07 Tcfe

Net Unrisked Potential: 0.01 Tcfe

Total Well Depth: 18,500' TVD